UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2006

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 E. Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (410) 951-4800

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment to Current Report on Form 8-K/A amends Item 9.01 of our Form 8-K filed on October 10, 2006 to provide the financial statements required by Items 9.01(a) and 9.01(b).

ITEM 9.01. Financial Statements and Exhibits

(a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The audited consolidated financial statements of FD International (Holdings) Limited as of December 31, 2005 and 2004 and for the years then ended, and the related Report of Independent Auditors thereon are included as Exhibit 99.1 of this Current Report on Form 8-K/A.

The unaudited consolidated financial statements of FD International (Holdings) Limited as of December 31, 2005 and September 30, 2006 and for the nine-month periods ended September 30, 2006 and 2005 and the Notes to the Unaudited Interim Financial Statements are included as Exhibit 99.2 of this Current Report on Form 8-K/A.

(b)	PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006, the Unaudited Pro Forma Condensed Consolidated Income Statements for the year ended December 31, 2005 and for the nine months ended September 30, 2006 and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information of FTI Consulting, Inc. reflecting the acquisition of FD International (Holdings) Limited are included as Exhibit 99.3 of this Current Report on Form 8-K/A.

(d)	EXHIBITS

23.1	Consent of KPMG LLP (United Kingdom)

99.1	The audited consolidated financial statements of FD International (Holdings) Limited as of December 31, 2005 and 2004 and for the years then ended, and the related Report of Independent Auditors thereon

99.2	The unaudited consolidated financial statements of FD International (Holdings) Limited as of December 31, 2005 and September 30, 2006 and for the nine-month periods ended September 30, 2006 and 2005 and the Notes to the Unaudited Interim Financial Statements

99.3	The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006, the Unaudited Pro Forma Condensed Consolidated Income Statements for the year ended December 31, 2005 and for the nine months ended September 30, 2006 and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information of FTI Consulting, Inc. reflecting the acquisition of FD International (Holdings) Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: December 15, 2006	By:	/s/ THEODORE I. PINCUS

Theodore I. Pincus Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP (United Kingdom)

99.1	The audited consolidated financial statements of FD International (Holdings) Limited as of December 31, 2005 and 2004 and for the years then ended, and the related Report of Independent Auditors thereon

99.2	The unaudited consolidated financial statements of FD International (Holdings) Limited as of December 31, 2005 and September 30, 2006 and for the nine-month periods ended September 30, 2006 and 2005 and the Notes to the Unaudited Interim Financial Statements

99.3	The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006, the Unaudited Pro Forma Condensed Consolidated Income Statements for the year ended December 31, 2005 and for the nine months ended September 30, 2006 and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information of FTI Consulting, Inc. reflecting the acquisition of FD International (Holdings) Limited